Exhibit 10.1

FIRST AMENDMENT TO PROMISSORY NOTE

This First Amendment to Promissory Note (the “First Amendment”) is made as of         , 2019 (the “First Amendment Effective Date”), by and between JAGUAR HEALTH, INC., a Delaware corporation (“Borrower”), and [•] (“Holder”).

RECITALS

A.                                    Holder and Borrower entered into that certain Promissory Note dated as of           , 2019 (the “Note”), pursuant to which Holder agreed to lend, and Borrower agreed to borrow, a loan of total principal amount US$[•].00.

B.                                    Borrower and Holder desire to enter into this First Amendment to amend the Maturity Date of the Note in accordance with Section 3.3 of the Note.

C.                                    Capitalized terms used, but not defined, in this First Amendment shall have the meaning set forth in the Note.

In consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder agree as follows:

AMENDMENT

1.              The Note is hereby amended to replace “July 18, 2019” with “July 31, 2019” in the definition of “Maturity Date”.

GENERAL PROVISIONS

2.              No Other Changes to the Note.   Except as expressly amended hereby, the Note is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect as of the date hereof.

3.              Conflicts with the Loan Agreement. In the event of any conflict between this First Amendment and the Note, the provisions of this First Amendment shall prevail.

4.              Counterparts. This First Amendment may be executed in multiple originals, each of which is deemed to be an original, and may be signed in counterparts.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Holder and the Borrower have caused this First Amendment to be executed as of the First Amendment Effective Date.

Borrower: JAGUAR HEALTH, INC.

By:
Lisa A. Conte
President & CEO

Holder: [•]

By:
Name:	[•]
Title:	[•]

[FIRST AMENDMENT TO PROMISSORY NOTE]